AMENDMENT AGREEMENT
DATED 20 September 2024
FOR
WYNN MACAU, LIMITED
AS THE COMPANY

WM CAYMAN HOLDINGS LIMITED II
AS THE BORROWER
ARRANGED BY
BANK OF CHINA LIMITED, MACAU BRANCH
WITH
BANK OF CHINA LIMITED, MACAU BRANCH
ACTING AS AGENT

RELATING TO THE FACILITY AGREEMENT DATED 16 SEPTEMBER 2021

CONTENTS
Clause

1. Definitions and Interpretations	2
2. Representations	3
3. Amendments	3
4. Continuity and Further Assurance	3
5. Extension Fee	4
6. Costs and Expenses	4
7. Miscellaneous	4
8. Governing Law	5

Schedule 1 The Subordinated Creditors and Subordinated Debtors	6
Schedule 2 Conditions Precedent	7
Schedule 3 Amendments to Existing Facility Agreement	10

- i -

THIS AGREEMENT is dated 20 September 2024 and made between:
(1)WYNN MACAU, LIMITED, an exempted company incorporated in the Cayman Islands with limited liability with registered office at c/o Maples Corporate Services Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands with registration number 230109 (the "Company");
(2)WM CAYMAN HOLDINGS LIMITED II, an exempted company incorporated in the Cayman Islands with limited liability with registered office at c/o Maples Corporate Services Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands with registration number 230468(the "Borrower");
(3)THE ENTITIES listed in Part A (The Subordinated Creditors) of Schedule 1 (The Subordinated Creditors and Subordinated Debtors) as subordinated creditors (the "Subordinated Creditors");
(4)THE ENTITIES listed in Part B (The Subordinated Debtors) of Schedule 1 (The Subordinated Creditors and Subordinated Debtors) as subordinated debtors (the "Subordinated Debtors");
(5)BANK OF CHINA LIMITED, MACAU BRANCH as mandated lead arranger (the "Arranger"); and
(6)BANK OF CHINA LIMITED, MACAU BRANCH as agent of the other Finance Parties (the "Agent").
RECITALS:
(A)The Lenders made facilities available to the Borrower pursuant to the Existing Facility Agreement (as defined below).
(B)The Borrower, Subordinated Creditors, Subordinated Debtors and the Agent are party to a subordination agreement dated 16 September 2021 (the "Subordination Agreement").
(C)The Lenders, the Borrower and the Company have agreed to extend the Termination Date (as defined in the Existing Facility Agreement) and make certain other amendments to the Existing Facility Agreement.
(D)The Company has agreed that its obligations under clause 17 (Guarantee and Indemnity) of the Facility Agreement shall continue to apply to the obligations of the Borrower under the Facility Agreement, as amended pursuant to this Agreement.
(E)The Subordinated Creditors and the Subordinated Debtors have agreed that the terms of the Subordination Agreement shall continue to apply to the Senior Liabilities (as defined in the Subordination Agreement), as amended pursuant to this Agreement.

(F)All Lenders have consented to the amendments to the Existing Facility Agreement that are to become effective pursuant to this Agreement. Accordingly, the Agent is authorised to execute this Agreement on behalf of all Lenders pursuant to clause 34 (Amendments and Waivers) of the Existing Facility Agreement.
IT IS AGREED as follows:
1.DEFINITIONS AND INTERPRETATION
1.1Definitions
In this Agreement:
"Amended Facility Agreement" means the Existing Facility Agreement, as amended by this Agreement.
"Effective Date" means the date on which the Agent confirms to the Borrower that it has received each of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in a form and substance satisfactory to the Agent.
"Existing Facility Agreement" means the facility agreement dated 16 September 2021 between the Borrower, the Company, the Arranger, the Original Lenders (as defined therein) and the Agent, as amended from time to time prior to the date of this Agreement (including pursuant to the amendment and restatement agreement dated 27 June 2023).
"Extension Fee Letter" means the extension fee letter dated on or about the date of this Agreement between the Agent and the Borrower.
1.2Incorporation of defined terms
(a)Unless a contrary indication appears, a term defined in the Existing Facility Agreement has the same meaning in this Agreement.
(b)The principles of construction set out in the Existing Facility Agreement shall have effect as if set out in this Agreement.
1.3Clauses
In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.
1.4Third party rights
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5Designation
In accordance with the Existing Facility Agreement, each of the Borrower and the Agent designates this Agreement as a Finance Document.
2.REPRESENTATIONS
2.1No filing or stamp fees or taxes
Each Obligor makes the representations and warranties set out in clause 18.8 (No filing or stamp fees or taxes) of the Existing Facility Agreement on the Effective Date to the Finance Parties, but as if references to "Finance Documents" therein were references to this Agreement and the Amended Facility Agreement.
2.2Repeating Representations
The Repeating Representations are deemed to be made by each Obligor (in each case, by reference to the facts and circumstances then existing) on:
(a)the date of this Agreement; and
(b)the Effective Date,
as if references to "this Agreement" or "Finance Documents" in the Repeating Representations included this Agreement, the Existing Facility Agreement and, on the Effective Date, the Amended Facility Agreement.
3.AMENDMENTS
With effect from the Effective Date, the Existing Facility Agreement shall be amended as set out in Schedule 3 (Amendments to Existing Facility Agreement).
4.CONTINUITY AND FURTHER ASSURANCE
4.1Consent of Obligors
On the Effective Date, each Obligor:
(a)confirms its acceptance of the Amended Facility Agreement; and
(b)agrees that it is bound as an Obligor by the terms of the Amended Facility Agreement.
4.2Continuing obligations
The provisions of the Existing Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.
1.1Confirmation of guarantee obligations
The Company confirms for the benefit of the Finance Parties that all guarantee and indemnity obligations owed by it under the Amended Facility Agreement (including under clause 17 (Guarantee and Indemnity) of the Amended Facility Agreement) shall (a) remain in full force and effect notwithstanding the amendments referred to in Clause 3 (Amendments) and (b) extend to any new obligations assumed by the Borrower under the Finance Documents as a result of this Agreement (including, but not limited to, under the Amended Facility Agreement).
1.2Confirmation of subordination obligations
Each Subordinated Debtor and each Subordinated Creditor confirms for the benefit of the Finance Parties that, notwithstanding the amendments referred to in Clause 3 (Amendments), all of their respective obligations under the Subordination Agreement remain in full force and effect and continue to be legal, valid, binding and enforceable obligations in accordance with the terms of the Subordination Agreement and references in the Subordination Agreement to "Senior Liabilities" shall extend to liabilities under the Amended Facility Agreement.
4.3Further assurance
The Borrower, shall, at the request of the Agent and at the Borrower's own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.
5.EXTENSION FEE
The Borrower shall pay to the Agent (for the account of the Lenders as at the Effective Date, and to be distributed amongst the Lenders in the manner set out in the Extension Fee Letter) an extension fee in the amount and at the times agreed in the Extension Fee Letter.
6.COSTS AND EXPENSES
The Borrower shall, within fifteen days of receipt of a written demand, pay the Agent the amount of all costs and expenses (including but not limited to legal fees subject to any agreed caps) reasonably incurred by it in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.
7.MISCELLANEOUS
7.1Incorporation of terms
The provisions of clause 1.2 (Construction), clause 30 (Notices), clause 32 (Partial Invalidity), clause 33 (Remedies and Waivers) and clause 44 (Enforcement) of the Existing Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" or "the Finance Documents" are references to this Agreement.

1.3Construction as one document
Subject to the terms of this Agreement, the Existing Facility Agreement will remain in full force and effect and, from the Effective Date, the Existing Facility Agreement and this Agreement will be read and construed as one document.
7.2Counterparts
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
8.GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1 THE SUBORDINATED CREDITORS AND SUBORDINATED DEBTORS
PART A – THE SUBORDINATED CREDITORS

Subordinated Creditors	Registered no.	Jurisdiction
Wynn Macau, Limited	230109	Cayman Islands
WML Corp. Ltd.	299062	Cayman Islands
WML Finance I Limited	292770	Cayman Islands

PART B - THE SUBORDINATED DEBTORS

Subordinated Debtor	Registered no.	Jurisdiction
WM Cayman Holdings Limited II	230468	Cayman Islands
Wynn Resorts (Macau) S.A.	14917 (SO)	Macau
Palo Real Estate Company Limited	27319 (SO)	Macau

SCHEDULE 2 CONDITIONS AND PRECEDENT

Schedule 1Obligors and other entities
(a)A copy of the constitutional documents and statutory registers of each Obligor, WML Corp, WML Finance, Wynn Resorts Macau and Palo or, a certificate signed by the authorised signatory of each Obligor, WML Corp, WML Finance, Wynn Resorts Macau and Palo (as the case may be) confirming that (in each case, to the extent that such constitutional document or statutory register has not been delivered pursuant to this paragraph (a)):
(i)in relation to the Company, the certificate of incorporation, special resolution adopting a new memorandum and articles of association, memorandum and articles of association, register of directors and officers and register of mortgages and charges;
(ii)in relation to the Borrower, the certificate of incorporation, memorandum and articles of association, register of members, register of directors and officers and register of mortgages and charges;
(iii) in relation to WML Corp, the certificate of incorporation, memorandum and articles of association, register of directors and officers, register of members and register of mortgages and charges;
(iv)in relation to WML Finance, the certificate of incorporation, memorandum and articles of association, register of directors and officers, register of members and register of mortgages and charges;
(v)in relation to Wynn Resorts Macau, the certificate issued by the Macau Commercial and Moveable Properties Registry, which includes the incorporation act, the articles of association, register of directors and officers, as well as register of charges; and
(vi)in relation to Palo, the certificate issued by the Macau Commercial and Moveable Properties Registry, which includes the incorporation act, the articles of association, register of directors and officers, as well as register of charges , previously delivered to the Agent (in the case of paragraphs (i) to (v) above (inclusive)) in connection with the conditions precedent to the delivery of the first Utilisation Request under the Existing Facility Agreement and (in the case of paragraph (vi) above) in connection with the accession letter dated 22 September 2024 in respect of the Subordination Agreement is still correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(b)A copy of a resolution of the board of directors of each Obligor (or, in respect of the Company, an extract of its board resolutions), WML Corp, WML Finance, Wynn Resorts Macau and Palo:
(i)approving the terms of, and the transactions contemplated by, this Agreement and the Amended Facility Agreement and resolving that it execute this Agreement;
(ii)authorising a specified person or persons to execute this Agreement on its behalf; and
(iii)authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.
(c)A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.
(d)A certificate of each Obligor (signed by a director) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on any Obligor to be exceeded.
(e)A certificate of an authorised signatory of the relevant Obligor, WML Corp, WML Finance, Wynn Resorts Macau and Palo certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.
(f)In respect of each Obligor, WML Corp and WML Finance, a copy of a certificate of good standing issued by the Registrar of Companies in the Cayman Islands dated no earlier than one month of the date of this Agreement or any later date approved by the Agent.
1.Legal opinions
(a)A legal opinion of Clifford Chance, legal advisers to the Arranger and the Agent in England, substantially in the form distributed to the Agent prior to the date of this Agreement.
(b)A legal opinion of Walkers (Hong Kong), legal advisers to the Arranger and the Agent in the Cayman Islands, substantially in the form distributed to the Agent prior to the date of this Agreement.
(c)A legal opinion of Lektou Advogados e Notários, Macau legal adviser to the Arranger and the Agent in Macau, substantially in the form distributed to the Agent prior to the date of this Agreement.

2.Others
(a)A copy of each of this Agreement and the Extension Fee Letter executed by the parties thereto.
(b)Evidence that any process agent referred to in clause 44.2 (Service of process) of the Existing Facility Agreement has accepted its appointment in respect of this Agreement and the Amended Facilities Agreement.

SCHEDULE 3 AMENDMENTS TO EXISTING FACILITY AGREEMENT
Upon the occurrence of the Effective Date, the Existing Facility Agreement shall be amended as follows:
1.The definition of "Excluded Lender" in clause 1.1 (Definitions) of the Existing Facility Agreement shall be amended by adding the following words immediately after the words "or Non-Consenting Lender":
"provided that a Non-Consenting Lender shall not be an Excluded Lender in connection with, or in respect of, any consent, waiver or amendment if it has notified the Agent in writing of its refusal, denial or rejection of, or disagreement with or to, the relevant consent, waiver or amendment prior to the later of (i) the date that paragraph (d)(iii) of clause 34.6 (Replacement of Lenders) has been satisfied in respect of such consent, waiver or amendment and (ii) the response deadline specified by the Agent in respect of such consent, waiver or amendment".
2.Paragraph (d) of the definition of "Permitted Payment" in clause 1.1 (Definitions) of the Existing Facility Agreement shall be deleted in its entirety and replaced by the following new paragraph (d):
"(d)    any payment by any Borrower Group Member to the Company or any of its Subsidiaries (excluding the Borrower and any other Borrower Group Member) (each a "Company Group Member" and, together, the "Company Group Members") made solely for the purpose of that Company Group Member paying any amount payable at any time by that Company Group Member provided that (i) such payment is permitted by applicable laws and regulations (including, without limitation, the Listing Rules) and any such payment made is only made in such amount as is expressly permitted by such applicable laws and regulations, (ii) such payments (when taken together) would not exceed (in aggregate) USD150,000,000 in any Fiscal Year, (iii) no Event of Default is continuing or would result from such payment, (iv) such payment is made after the delivery of the Compliance Certificate in respect of the first Quarterly Date and (v) had the payment been made immediately prior to the most recent Quarterly Date, the Borrower would, as at that Quarterly Date, still have been in compliance with Clause 20.2 (Financial condition) (for the avoidance of doubt, subject to paragraph (g) of Clause 20.4 (Equity cure));".
3.The following new paragraph (e) shall be inserted immediately after new paragraph (d) of the definition of "Permitted Payment" in clause 1.1 (Definitions) of the Existing Facility Agreement (and existing paragraph (e) shall be re-numbered as paragraph (f)):
"(e)    any repayment by any Subordinated Debtor (as defined in the Subordination Agreement) under any Subordinated Loan made to it solely for the purpose of the Company paying any amount with respect to WML Debt and/or the Borrower paying any amount with respect to any Financial Indebtedness incurred under the Facilities provided that (i) no Event of Default is continuing or would result from such payment, (ii) following such repayment, such repaid amount of such Subordinated Loan is not available for redrawing and the commitment of the relevant Junior Party in respect of such Subordinated Loan (equal to the amount so repaid) is cancelled on the date of such repayment and (iii) had the repayment been made immediately prior to the most recent Quarterly Date, the Borrower would, as at that Quarterly Date, still have been in compliance with Clause 20.2 (Financial condition) (for the avoidance of doubt, subject to paragraph (g) of Clause 20.4 (Equity cure)); and".
4.The definition of "Termination Date" in clause 1.1 (Definitions) of the Existing Facility Agreement shall be deleted and replaced by the following new definition:
""Termination Date" means 16 September 2028.".
5.The reference to "(d)" in paragraph (e) of the definition of "Financing Costs" in clause 20.1 (Financial definitions) of the Existing Facility Agreement shall be replaced by a reference to "(e)".
6.Clause 34.2 (All Lender matters) shall be amended by replacing "." at the end of paragraph (j) with "," and inserting the words "shall not be made without the prior consent of all Lenders" as a new line after existing paragraph (j).
7.Paragraph (b)(iii) of clause 34.6 (Replacement of Lenders) of the Existing Facility Agreement shall be amended by deleting the words "is deemed a Lender" and replacing them with the words "becomes a Lender that the Borrower is entitled to replace pursuant to paragraph (a) above".

SIGNATURES
The Company
For and on behalf of
WYNN MACAU, LIMITED
By: /s/ Craig Jeffrey Fullalove
Name: Craig Jeffrey Fullalove
Title: Authorised Signatory

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)

The Borrower
For and on behalf of
WM CAYMAN HOLDINGS LIMITED II
By: /s/ Craig Jeffrey Fullalove
Name: Craig Jeffrey Fullalove
Title: Authorised Signatory

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)

The Subordinated Creditors
For and on behalf of
WYNN MACAU, LIMITED
By: /s/ Craig Jeffrey Fullalove
Name: Craig Jeffrey Fullalove
Title: Authorised Signatory

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)

For and on behalf of
WML CORP. LTD.
By: /s/ Craig Jeffrey Fullalove
Name: Craig Jeffrey Fullalove
Title: Authorised Signatory

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)

For and on behalf of
WML FINANCE I LIMITED
By: /s/ Craig Jeffrey Fullalove
Name: Craig Jeffrey Fullalove
Title: Authorised Signatory

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)

The Subordinated Debtors
For and on behalf of
WM CAYMAN HOLDINGS LIMITED II
By: /s/ Craig Jeffrey Fullalove
Name: Craig Jeffrey Fullalove
Title: Authorised Signatory

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)

For and on behalf of
WYNN RESORTS (MACAU) S.A.
By: /s/ Craig Jeffrey Fullalove
Name: Craig Jeffrey Fullalove
Title: Authorised Signatory

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)

For and on behalf of
PALO REAL ESTATE COMPANY LIMITED
By: /s/ Craig Jeffrey Fullalove
Name: Craig Jeffrey Fullalove
Title: Authorised Signatory

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)

The Arranger
For and on behalf of
BANK OF CHINA LIMITED, MACAU BRANCH
By: /s/ Huang Jia Yu Venus
Name: Huang Jia Yu Venus
Title: Deputy Director, Integrated Resorts Business Division, Corporate Banking Department

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)

The Agent
For and on behalf of
BANK OF CHINA LIMITED, MACAU BRANCH
By: /s/ Huang Jia Yu Venus
Name: Huang Jia Yu Venus
Title: Deputy Director, Integrated Resorts Business Division, Corporate Banking Department

WM CAYMAN HOLDINGS LIMITED II - REVOLVING LOAN FACILITIES
SIGNATURE PAGES TO AMENDMENT AGREEMENT (2024)